UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Semi-Annual Report
April 30, 2015

Investor Class
(OTCRX)
Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter………………………………………………………1

Performance Information and Allocation of Portfolio Holdings……….4

Schedule of Investments………………………………………………..5

Statement of Assets and Liabilities……………………………………11

Statement of Operations……………………………………………….12

Statements of Changes in Net Assets…..……………………………..13

Financial Highlights………………………………………………….. 14

Notes to Financial Statements………………………………………....16

Expense Example………………………………………………………22

Approval of Investment Advisory Agreement…………………………24

Additional Information…………………………………………………26

Privacy Notice………………………………………………………….27

Otter Creek Long/Short Opportunity Fund (OTTRX/OTCRX)

June 2015

Dear Fellow Shareholders,

Since October 31, 2014, and through April 30, 2015, the Otter Creek Long/Short Opportunity Fund (Institutional Class Shares - OTTRX) has produced a total return of 0.61%, compared to a 4.39% return for the S&P 500 Index during that period. The Fund’s long and short investments contributed approximately 6.07% and -4.49% to the total return, respectively.  The largest positive contributor during the period was a short common stock position which contributed 0.87%.  The largest detractor was a short position that reduced performance by -0.77%.  We maintained long exposure of 76.07% and short exposure of 58.69% on average during the six-month period, resulting in a net exposure 17.38%.   All equity exposures are expressed as delta-adjusted percentages.

As of April 30, 2015, we maintain the following exposures:

	Long	Short	Net	Gross
Market Value as a % of Equity	84.8%	-45.6%	39.2%	130.4%
Delta-Adjusted Equity Exposure	81.2%	-66.5%	14.6%	147.7%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500 Index.  Figures presented are as of April 30, 2015.

	OTTRX	S&P 500
Daily Standard Deviation	6.8%	14.1%

S&P 500 (Daily)
Correlation Coefficient (r)	-0.09
Coefficient of Determination (r2)	0.01

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.  In fact, its correlation has been slightly negative.  During the last six months the S&P 500 has trended upwards with brief periods of volatility. We are pleased that we were able to provide downside protection during these periods.  In summary, we believe that to date we have met our investment objective.

Current Investment Commentary

In our opinion, the overall U.S. stock market appears fully-valued. There continues to be a divergence between various sectors and market capitalizations, in our view.  Per Wall Street Journal figures, the S&P 500 and Russell 2000 indices trade at 19 times and 83 times trailing earnings, and 18 times and 19 times forward earnings estimates, respectively.  Historically, the S&P 500 has on average traded between 14 and 15 times forward earnings estimates.  We expect to experience higher market volatility given elevated market valuations and the potential for higher interest rates.

Despite equity market valuations that are above historical long-term averages, we are finding compelling investment themes and attractive risk-adjusted ideas.  After six-plus years of a zero percent Federal Funds rate, we believe interest rates should gradually begin to increase.  We are invested in financial companies that should benefit in a higher interest rate environment.  In addition, we expect merger and acquisition activity to remain robust driven by a relatively low interest rate environment, increasing flows into activist focused funds, and the market’s receptiveness to companies engaging in acquisitions.  We own companies that have attractive franchises with good growth prospects that could be potential take-out targets.  Lastly, we are finding opportunities in special situations.  We are long several companies that have the potential to spin-off or sell assets to increase shareholder value.

Our short portfolio consists primarily of companies that, in our view, have one or more of the following characteristics: engage in aggressive accounting; maintain unsustainable valuations; companies with increasing competition and unsustainable earnings; companies in secularly challenged industries.  We have continued to find new attractive short opportunities as financial markets reach new highs.

We sincerely appreciate your investment in the Otter Creek Long/Short Opportunity Fund.  Please contact us with any questions at your convenience.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non‐diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer‐term debt securities. Investments in lower‐rated and non‐rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund by investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund's ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio's equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

Forward earnings is a company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the Fund’s future performance.

Price to Earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.
The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

Performance Information
For the period ended April 30, 2015 (Unaudited)

	Last	Last
	6 Months	9 Months	1 Year	Since Inception
Otter Creek Long/Short Opportunity Fund - Investor Class	0.52%	1.80%	2.46%	8.50% 1
Otter Creek Long/Short Opportunity Fund - Institutional Class	0.61%	1.99%	2.74%	8.72% 1
S&P 500 Index	4.39%	9.66%	12.98%	12.04% 2

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund - Institutional Class

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results. Performance data excludes the effect of applicable sales charges. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 681-5261, or visiting
www.ottercreekfunds.com. The Fund's net fund operating expense ratios as stated in the Fund's current prospectus, dated February 27, 2015, are 2.78% for the Investor Class shares and 2.53% for the Institutional Class shares. The minimum initial investments for the Investor
Class and the Institutional Class are $2,500 and $100,000, respectively. The above graph only shows performance for the Institutional Class.
Performance for the Investor Class is typically lower than the Institutional Class performance due to certain Investor Class specific expenses not included in the Institutional Class.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Annualized. Commenced operations on December 30, 2013.
2 Annualized. Since inception return as of December 30, 2013.
44

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2015 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 77.3%
Agriculture: 7.5%
70,000	Calavo Growers, Inc. **	$3,545,500
210,000	Limoneira Co.	4,817,400
		8,362,900
Aircraft & Parts: 1.6%
30,000	B/E Aerospace, Inc.	1,793,700

Apparel Retail: 2.7%
150,000	Performance Sports Group Ltd. *	3,045,000

Commercial Vehicle Component Manufacturers: 0.7%
201,000	Accuride Corp. *	820,080

Consumer Goods: 1.1%
15,000	Kirby Corp. *	1,177,950

Diversified Media: 2.8%
95,000	Twenty-First Century Fox, Inc. - Class B	3,168,250

Diversified Metals & Mining: 1.8%
75,000	Newmont Mining Corp.	1,986,750

Entertainment Facilities: 1.8%
95,000	SeaWorld Entertainment, Inc.	2,014,000

Financial Services: 7.3%
120,000	The Bank of New York Mellon Corp.	5,080,800
35,000	MasterCard, Inc. - Class A	3,157,350
		8,238,150
Food & Beverage: 3.9%
27,000	Anheuser-Busch InBev NV - ADR	3,241,080
15,000	Molson Coors Brewing Co. - Class B **	1,102,650
		4,343,730
Industrial Conglomerates: 2.4%
100,000	General Electric Co.	2,708,000

Integrated Oil & Gas: 1.4%
20,000	Occidental Petroleum Corp.	1,602,000

Internet Software & Services: 4.2%
8,500	Google, Inc. - Class A *	4,664,545

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Investment Banking & Brokerage: 3.5%
40,000	The Charles Schwab Corp.	$1,220,000
95,000	E*TRADE Financial Corp. *	2,735,050
		3,955,050
Mortgage Insurance: 4.6%
500,000	MGIC Investment Corp. *	5,210,000

Oil & Gas Exploration & Production: 1.1%
13,000	Anadarko Petroleum Corp.	1,223,300

Packaged Foods & Meats: 10.8%
45,000	Conagra Foods, Inc.	1,626,750
16,000	Lancaster Colony Corp.	1,434,560
80,000	Mondelez International, Inc. - Class A	3,069,600
149,200	Snyder's-Lance, Inc.	4,405,876
20,000	TreeHouse Foods, Inc. *	1,625,200
		12,161,986
Property & Casualty Insurance: 2.0%
150,000	Old Republic International Corp. **	2,293,500

Regional Banks: 8.4%
71,000	Metro Bancorp, Inc.	1,820,440
400,000	Seacoast Banking Corp. of Florida *	5,584,000
100,000	State Bank Financial Corp.	2,001,000
		9,405,440
Specialty Chemicals: 3.7%
33,000	Ashland, Inc.	4,169,880

Utilities: 4.0%
40,000	American Water Works Co., Inc.	2,180,800
26,000	El Paso Electric Co.	967,460
10,000	NextEra Energy, Inc.	1,009,300
12,539	SJW Corp.	366,766
		4,524,326
TOTAL COMMON STOCKS
(Cost $80,013,554)		$86,868,537

REAL ESTATE INVESTMENT TRUSTS: 1.7%
60,000	Weyerhaeuser Co.	$1,890,600
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $1,899,311)		$1,890,600

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2015 (Unaudited) (continued)

Principal			Fair Value
CORPORATE BONDS: 0.5%
Commercial Vehicle Component Manufacturers: 0.5%
$500,000		Accuride Corp.
		9.500%, 8/1/2018 **	$520,000
TOTAL CORPORATE BONDS
(Cost $510,217)			$520,000

CONVERTIBLE BONDS: 0.2%
Mortgage Insurance: 0.2%
$200,000		MGIC Investment Corp.
		9.000%, 4/1/2063 (Acquired 01/03/2014 through 04/03/2014, Cost $235,174) ^,**	$262,625
TOTAL CONVERTIBLE BONDS
(Cost $235,174)			$262,625

Shares			Fair Value
INVESTMENT COMPANIES: 2.2%
110,000		Central Fund of Canada Ltd. - Class A	$1,317,800
10,000		SPDR Gold Shares *	1,134,700
TOTAL INVESTMENT COMPANIES			$2,452,500
(Cost $2,430,875)

OTHER SECURITIES: 2.9%
Miscellaneous Put Options: 2.9%			$3,273,820
TOTAL OTHER SECURITIES
(Cost $3,778,072)			$3,273,820

TOTAL INVESTMENTS IN SECURITIES: 84.8%
(Cost $88,867,203)			$95,268,082
Other Assets in Excess of Liabilities: 15.2% **			17,102,448
TOTAL NET ASSETS: 100.0%			$112,370,530

	Percentages are stated as a percent of net assets.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At April 30, 2015, the value of these securities amounted to $262,625 or 0.2% of net assets.

	*	Non-income producing security.
	**	All or a portion of the shares have been committed as collateral for open securities sold short.
	ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2015 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 40.2%
Apparel Retail: 1.4%
40,000	Urban Outfitters, Inc.	$1,601,600

Application Software: 1.6%
25,000	Salesforce.com, Inc.	1,820,500

Automotive Parts: 0.7%
15,000	Gentherm, Inc.	790,950

Computer Hardware: 3.5%
40,000	Hewlett-Packard Co.	1,318,800
82,000	Intel Corp.	2,669,100
		3,987,900
Construction & Farm Machinery & Heavy Trucks: 2.3%
30,000	Caterpillar, Inc.	2,606,400

Consumer Goods: 2.1%
60,000	Prestige Brands Holdings, Inc.	2,355,000

Education Services: 0.4%
20,000	Bridgepoint Education, Inc.	175,400
6,000	Capella Education Co.	324,180
		499,580
Entertainment Facilities: 0.8%
20,000	Cinemark Holdings, Inc.	852,600

Food Retailers: 1.4%
50,000	Sprouts Farmers Market, Inc.	1,599,250

Health Care Technology: 1.7%
10,000	Athenahealth, Inc.	1,226,600
10,000	Quest Diagnostics, Inc.	714,200
		1,940,800
Homefurnishing Retail: 1.0%
13,000	Restoration Hardware Holdings, Inc.	1,120,210

Hotel & Motel Lodging: 1.7%
80,000	La Quinta Holdings, Inc.	1,926,400

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2015 (Unaudited) (continued)

Shares		Fair Value
Internet Software & Services: 3.0%
25,000	GrubHub, Inc.	$1,029,250
2,000	LinkedIn Corp. - Class A	504,260
8,000	Workday, Inc. - Class A	729,680
11,000	Zillow Group, Inc.	1,074,040
		3,337,230
Investment Management: 2.3%
50,000	Franklin Resources, Inc.	2,578,000

Life & Health Insurance: 1.2%
18,000	China Life Insurance Co. Ltd. - ADR	1,308,060

Medical Equipment: 2.6%
50,000	Align Technology, Inc.	2,942,000

Packaged Foods & Meats: 1.2%
60,000	Flowers Foods, Inc.	1,340,400

Research & Consulting Services: 3.5%
32,000	The Advisory Board Co.	1,660,480
55,000	FTI Consulting, Inc.	2,261,050
		3,921,530
Restaurants: 0.6%
4,000	Buffalo Wild Wings, Inc.	637,200

Specialized Consumer Services: 2.6%
200,000	LifeLock, Inc.	2,922,000

Specialty Stores: 0.5%
17,000	Sally Beauty Holdings, Inc.	530,570

Thrifts & Mortgage Finance: 1.2%
15,000	BofI Holding, Inc.	1,377,150

Transportation & Logistics: 2.9%
25,000	C.H. Robinson Worldwide, Inc.	1,609,750
15,000	Con-way, Inc.	616,500
35,000	Knight Transportation, Inc.	1,011,500
		3,237,750
TOTAL COMMON STOCKS
(Proceeds $44,949,817)		$45,233,080

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2015 (Unaudited) (continued)

Shares			Fair Value
REAL ESTATE INVESTMENT TRUSTS: 4.8%
8,000		Boston Properties, Inc.	$1,058,480
32,000		Equity Residential	2,363,520
15,000		Realty Income Corp.	704,550
7,000		Simon Property Group, Inc.	1,270,430
TOTAL REAL ESTATE INVESTMENT TRUSTS			$5,396,980
(Proceeds $5,800,308)

Principal			Fair Value
CORPORATE BOND: 0.6%
Research & Consulting Services: 0.6%
$600,000		FTI Consulting, Inc.
		6.750%, 10/1/2020	$634,380
TOTAL CORPORATE BOND
(Proceeds $647,250)			$634,380

Total Securities Sold Short (Proceeds $51,397,375): 45.6%			$51,264,440

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at fair value: (cost of $ $88,867,203)	$95,268,082
Deposits at brokers	49,701,542
Cash	18,626,764
Receivables:
Fund shares sold	159,102
Investment securities sold	3,000,357
Dividends and interest	82,432
Prepaid expenses	53,189
Total assets	166,891,468

LIABILITIES:
Securities sold short (proceeds $51,397,375, respectively)	51,264,440
Payables:
Fund shares redeemed	118,766
Securities purchased	2,981,305
Advisory fees	122,872
Administration and accounting fees	10,722
Transfer agent fees and expenses	5,151
Custody fees	1,664
Accrued expenses and other payables	16,018
Total liabilities	54,520,938
NET ASSETS	$112,370,530

NET ASSETS CONSIST OF:
Paid in capital	$110,325,990
Accumulated net investment loss	(492,526)
Accumulated net realized loss on investments	(3,996,748)
Net unrealized appreciation (depreciation) on:
Investments	6,905,131
Securities sold short	132,935
Purchased options	(504,252)
NET ASSETS	$112,370,530

INVESTOR CLASS:
Net Assets	$14,040,956
Shares issued (unlimited number of shares authorized without par value)	1,260,793
Net asset value, offering and redemption price per share	$11.14

INSTITUTIONAL CLASS:
Net Assets	$98,329,574
Shares issued (unlimited number of shares authorized without par value)	8,805,887
Net asset value, offering and redemption price per share	$11.17

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $8,803)	$648,795
Interest	31,390
Total investment income	680,185

EXPENSES:
Investment advisory fees	746,664
Administration and accounting fees	42,914
Transfer agent fees and expenses	36,010
Audit fees	10,726
Chief Compliance Officer fees	5,951
Custody fees	5,063
Federal and state registration fees	25,104
Legal fees	2,748
Reports to shareholders	1,455
Trustee fees and expenses	3,475
Distribution (Rule 12b-1) fees - Investor Class	14,995
Other	6,195
Total expenses before dividends and interest on short positions	901,300
Dividends and interest on short positions	311,497
Fees waived by the Advisor (Note 3)	(40,086)
Net expenses	1,172,711
Net investment loss	$(492,526)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Net realized gain (loss) on transactions from:
Investments	$2,346,134
Securities sold short	(3,715,620)
Purchased options	(2,370,051)
Total net realized gain (loss) on transactions	(3,739,537)
Net change in unrealized gain (loss) on:
Investments	3,432,952
Securities sold short	1,159,961
Purchased options	574,477
Total net change in unrealized gain (loss)	5,167,390
Net realized and change in unrealized gain (loss) on investments	1,427,853
Net increase in net assets resulting from operations	$935,327

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015	Period Ended October 31, 2014*
OPERATIONS:	(Unaudited)
Net investment loss	$(492,526)	$(276,573)
Net realized gain (loss) on investments, securities sold short and options	(3,739,537)	84,627
Net change in unrealized appreciation on investments, securities sold short and options	5,167,390	1,366,424
Net increase in net assets resulting from operations	935,327	1,174,478

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Retail Class	(8,404)	-
From net realized gain - Institutional Class	(56,861)	-
Total dividends and distributions to shareholders	(65,265)	-

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Investor Class shares	6,371,182	8,677,094
Institutional Class shares	22,618,082	76,768,162
Proceeds from dividends reinvested
Investor Class shares	8,400	-
Institutional Class shares	55,959	-
Cost of shares redeemed
Investor Class shares**	(858,162)	(285,456)
Institutional Class shares***	(2,201,495)	(827,776)
Net increase in net assets from capital share transactions	25,993,966	84,332,024

TOTAL INCREASE IN NET ASSETS	26,864,028	85,506,502

NET ASSETS:
Beginning of period	85,506,502	-
End of period	$112,370,530	$85,506,502
Accumulated net investment income (loss)	$(492,526)	$-

CHANGES IN SHARES OUTSTANDING:
Shares sold:
Investor Class	578,903	785,739
Institutional Class	2,056,933	7,018,372
Reinvested dividends:
Investor Class	761	-
Institutional Class	5,060	-
Shares redeemed:
Investor Class	(78,420)	(26,190)
Institutional Class	(199,400)	(75,078)
Net increase in shares outstanding	2,363,837	7,702,843

* Fund commenced operations on December 30, 2013.
** Net of redemption fees of	$50	$890
*** Net of redemption fees of	$-	$3,206

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Investor Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months		Period from
	Ended		December 30, 2013(1)
	April 30, 2015		through
	(Unaudited)		October 31, 2014

Net asset value, beginning of period	$11.09		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.07)		(0.12)
Net realized and unrealized gain on investments	0.13		1.21
Total from investment operations	0.06		1.09

LESS DISTRIBUTIONS:
From net investment income	-		-
From net realized gain	(0.01)		-
Paid in capital from redemption fees	0.00		0.00	*
Total distributions	(0.01)		-
Net asset value, end of period	$11.14		$11.09

Total return	0.52%	(3)	10.90%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$14,041.0		$8,421.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (4)	2.66%	(6)	3.31%	(6)
After fees waived (4)	2.58%	(6)	2.69%	(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived (5)	(1.29)%	(6)	(1.96)%	(6)
After fees waived (5)	(1.21)%	(6)	(1.34)%	(6)
Portfolio turnover rate	46%	(3)	37%	(3)

* Less than $0.005 per share.
(1) Fund commenced operations on December 30, 2013.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 2.03% before fees waived and 1.95% after fees waived for the period ended April 30, 2015 and 2.57% before fees waived and 1.95% after fees waived for the period ended
October 31, 2014.
(5) The net investment income ratios include dividends and interest on short positions.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Institutional Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months		Period from
	Ended		December 30, 2013(1)
	April 30, 2015		through
	(Unaudited)		October 31, 2014

Net asset value, beginning of period	$11.10		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.05)		(0.10)
Net realized and unrealized gain on investments	0.13		1.20
Total from investment operations	0.08		1.10

LESS DISTRIBUTIONS:
From net investment income	-		-
From net realized gain	(0.01)		-
Paid in capital from redemption fees	-		0.00	*
Total distributions	(0.01)		-
Net asset value, end of period	$11.17		$11.10

Total return	0.61%	(3)	11.00%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$98,329.6		$77,085.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (4)	2.41%	(6)	3.06%	(6)
After fees waived (4)	2.33%	(6)	2.44%	(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived (5)	(1.04)%	(6)	(1.71)%	(6)
After fees waived (5)	(0.96)%	(6)	(1.09)%	(6)
Portfolio turnover rate	46%	(3)	37%	(3)

* Less than $0.005 per share.
(1) Fund commenced operations on December 30, 2013.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 1.78% before fees waived and 1.70% after fees waived for the period ended April 30, 2015 and 2.32% before fees waived and 1.70% after fees waived for the period ended
October 31, 2014.
(5) The net investment income ratios include dividends and interest on short positions.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited)                                                                                                                                                                                                                                                                                                        _

NOTE 1 - ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
_______________________________

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited) (continued)                                                                                                                                                                                                                                                                                               _

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2- Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015. See the Schedule of Investments for industry breakouts.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$86,868,537	$-	$-	$86,868,537
Real Estate Investment Trusts	1,890,600	-	-	1,890,600
Corporate Bonds	-	520,000	-	520,000
Convertible Bonds	-	262,625	-	262,625
Investment Companies	2,452,500	-	-	2,452,500
Other Securities	-	3,273,820	-	3,273,820
Total Investments in Securities	$91,211,637	$4,056,445	$-	$95,268,082

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$45,233,080	$-	$-	$45,233,080
Real Estate Investment Trusts	5,396,980	-	-	5,396,980
Corporate Bonds	-	634,380	-	634,380
Total Securities Sold Short	$50,630,060	$634,380	$-	$51,264,440

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the six months ended April 30, 2015.

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2015:

	Asset Derivatives as of April 30, 2014		Liability Derivatives as of April 30, 2014
Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Option Contracts	Investments in securities, at value	$3,273,820	None	$-
Total		$3,273,820		$-

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited) (continued)                                                                                                                                                                                                                                                                                                     _

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Option Contracts	Net realized and unrealized gain (loss) on investments and options	($2,370,051)	$574,477

For the six months ended April 30, 2015, the Fund opened 20,162 long option contracts and closed 18,758 long option contracts, for $5,451,193 and $1,147,833 in premiums paid and received, respectively.  The average value of long options held during the six months ended April 30, 2015 was $2,198,486.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of April 30, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of April 30, 2015, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited) (continued)                                                                                                                                                                                                                                                                                               _

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Securities Sold Short.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

I.
Options Contracts.  The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Options are non-income producing securities.  At April 30, 2015, the Fund had 2.9% of net assets invested in purchased options.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that need to be disclosed.

K.
Recent Issued Accounting Pronouncements. In June 2014, the Financial Accounting Standard Board (“FASB”) issued ASU No. 2014-11 "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures." ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures will have on the Fund's financial statement disclosures.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund.  For the six months ended April 30, 2015, the Fund incurred $746,664 in advisory fees.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited) (continued)

The Advisor has contractually agreed to limit each Fund’s investor class annual expense ratio before dividends and interest on short positions to 1.95% and  the Fund’s institutional class annual expense ratio before dividends and interest on short positions to 1.70% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended April 30, 2015, the Advisor waived $40,086 in fees from the Otter Creek Long/Short Opportunity Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At April 30, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $191,781. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount

October 31, 2017	$151,695
October 31, 2018	$ 40,086

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of each Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the six months ended April 30, 2015, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund’s Investor Class  may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund.  No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.   Fees paid by the Fund to the Distributor for services for the six months ended April 30, 2015, are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the six months ended April 30, 2015, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$59,478,945	$35,576,838

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2015.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2015 (Unaudited) (continued)                                                                                                                                                                                                                                                                                                     _

Cost of investments	$63,325,241
Gross tax unrealized appreciation	5,013,381
Gross tax unrealized depreciation	(2,620,936)
Net tax unrealized appreciation (depreciation)	2,392,445
Undistributed ordinary income	12,048
Undistributed long-term capital gains	53,182
Total distributable earnings	65,230
Other accumulated gain (loss)	(1,283,197)
Total accumulated gain (loss)	$1,174,478

* Fund commenced operations on December 30, 2013.

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the timing differences related to wash sales.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended April 30, 2015, were as follows:

Six Months Ended April 30, 2015
Ordinary Income	$12,070
Long-Term Capital Gains	53,195

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. The maximum amount available was $7,000,000. Advances are not collateralized by a first lien against the Fund’s assets. During the six months ended April 30, 2015, the Fund did not utilize its line of credit facility.

NOTE 7 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING

A special meeting of shareholders (the “Special Meeting”) of the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), took place on February 27, 2015.  The purpose of the Special Meeting was to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve an Investment Advisory Agreement between Otter Creek Advisors, LLC and the Trust on behalf of the Fund.

All shareholders of record at the close of January 2, 2015 (the “Record Date”) were entitled to vote.  As of the Record Date, the Fund had 8,657,244 shares outstanding.

	In Favor	%	Against	%	Abstain	%
Proposal #1	4,322,822	99.50	6,611	0.15	15,233	0.35

Effective February 27, 2015, Otter Creek Advisors, LLC became the Advisor to the Otter Creek Long/Short Opportunity Fund.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE   For the Six-Months Ended April 30, 2015 (Unaudited)

As a shareholder of the Otter Creek Long/Short Opportunity Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 – April 30, 2015).

Actual Expenses

     The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Investor Class	November 1, 2014	April 30, 2015	During the Period *
Actual **	$1,000.00	$1,005.20	$12.83
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,012.00	$12.87

*  The actual expenses are equal to the Fund's annualized expense ratio of 2.58%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund's annualized expense ratio of 2.58%, multiplied by 181/365 to reflect the most recent six-month period.

** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $9.70 and the Fund's annualized expense ratio would be 1.95%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $9.74 and the Fund's annualized expense ratio would be 1.95%.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Institutional Class	November 1, 2014	April 30, 2015	During the Period *
Actual **	$1,000.00	$1,006.10	$11.59
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,013.24	$11.63

*  The actual expenses are equal to the Fund's annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund's annualized expense ratio of 2.33%, multiplied by 181/365 to reflect the most recent six-month period.

** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.46 and the Fund's annualized expense ratio would be 1.70%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.50 and the Fund's annualized expense ratio would be 1.70%.

OTTER CREEK LONG/SHORT OPPORTUNITY FUND

Approval of Investment Advisory Agreement (Unaudited)

At meetings held on November 17-18, 2014, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, with Otter Creek Advisors, LLC (the “Advisor”).  The Board considered that the new arrangement was necessitated by the resignation of the Fund’s existing investment adviser, Otter Creek Management, Inc., pending Board and shareholder approval of Otter Creek Advisors, LLC as the new investment advisor.  At this and previous meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.           The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund, which was the existing investment management team.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that would continue to be involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Advisor or its affiliates.  The Board also considered the structure of the Advisor’s compliance procedures and the trading capability of the Advisor.  After reviewing the Advisor’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.           The Fund’s historical performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the Advisor’s performance history with respect to similarly-managed private investment funds.

3.           Costs of Services Provided and Profits Realized by the Advisor.  The Board noted that the proposed advisory fee as a percentage of average daily net assets was 1.50% for the Fund, the same fee as under the previous investment advisory agreement.  The Board also noted that the Advisor agreed to enter into an agreement to limit the annual expense ratio to 1.70% and 1.95% of the average daily net assets for the Institutional Class shares and Investor Class shares of the Fund, respectively, similar to the limit agreed to by the previous investment adviser.  The Board concluded that the fees to be received by the Advisor were fair and reasonable.

4.           Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.           The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Advisor from managing the Fund.  In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund, including soft dollars and 12b-1 distribution fees for Investor Class shares of the Fund.  The Trustees concluded that the Advisor’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund posts its portfolio holdings on its website at www.ottercreekfunds.com within 60 business days after fiscal quarter end.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call (414) 765-5316 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling   (855) 681-5261.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Otter Creek Advisors, LLC
222 Lakeview Avenue, Suite 1100
West Palm Beach, Florida 33401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
                                           Elaine E. Richards, President

Date July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
                                           Elaine E. Richards, President

Date  July 7, 2015

By (Signature and Title) /s/ Eric C. VanAndel
                                           Eric C. VanAndel, Treasurer

Date July 1, 2015

* Print the name and title of each signing officer under his or her signature.